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                                                                    EXHIBIT 23.3



                               [KPMG LETTERHEAD]








The Board of Directors
Quantum Optech Incorporation

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.



/s/KPMG Certified Public Accountants


Hsin Chu, Taiwan
July 19, 2001